SPDR® Series Trust

SPDR Kensho Intelligent Structures ETF

SPDR Kensho Smart Mobility ETF

SPDR Kensho Future Security ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 6, 2018

to the Prospectus and Summary Prospectuses each dated October 31, 2018,

as may be supplemented from time to time

Effective December 10, 2018 (the “Effective Date”), the name of each Fund’s benchmark index will change. Accordingly, as of the Effective Date, all references to each Fund’s benchmark index in the Prospectus and applicable Summary Prospectus are deleted and replaced as follows:

Fund	Current Benchmark Index Name	New Benchmark Index Name
SPDR Kensho Intelligent Structures ETF	Kensho Intelligent Infrastructure Index	S&P Kensho Intelligent Infrastructure Index
SPDR Kensho Smart Mobility ETF	Kensho Smart Transportation Index	S&P Kensho Smart Transportation Index
SPDR Kensho Future Security ETF	Kensho Future Security Index	S&P Kensho Future Security Index

There will be no change to the Funds’ principal investment strategies as a result of these changes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

12062018SUP